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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   November 17, 1997


            Tiers Asset-Backed Securities, Series CHAMT Trust 1997-7
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                    33-55860                  52-6880113
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(State or other jurisdiction       (Commission              (I.R.S. employer
     of incorporation)             file number)            identification no.)

c/o Delaware Trust Capital Management, Inc.
c/o Corestates Bank
FCS-4-2-6, 3 Beaver Valley Road
Wilmington, Delaware                                              19803
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code (302)-421-7307


                                      N/A
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          (Former name or former address, if changed since last report)

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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Not Applicable.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Indenture Trustee's Monthly Report in respect of the November 15, 1997 Distribution Date

2.  Administrator's Report in respect of the November 15, 1997 Distribution Date

Item 8.  Change in Fiscal Year.

                  Not Applicable.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               TIERS Asset-Backed Securities
                               Series CHAMT Trust 1997-7


                               By:  Delaware Trust Capital Management, Inc.,
                                       not in its individual capacity,
                                       but solely as Owner Trustee on behalf of
                                       TIERS Asset-Backed Securities,
                                       Series CHAMT Trust 1997-7


                               By: /s/ Richard N. Smith
                               -----------------------------------------------
                               Name:  Richard  N. Smith
                               Title:  Vice President


Dated:  November 17, 1997

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                                  EXHIBIT INDEX


Exhibit                                                                   Page
-------                                                                   ----

1.  Indenture Trustee's Report in respect of the November 15, 1997
    Distribution Date                                                      5-6

2.  Administrator's Report in respect of the November 15, 1997
    Distribution Date                                                      7-8


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